UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 20, 2007
PEERLESS MFG. CO.
(Exact Name Of Registrant As Specified In Charter)

Texas	0-5214	75-0724417
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2819 Walnut Hill Lane
Dallas, Texas 75229
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (214) 357-6181

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE

Item 3.03. Material Modification to Rights of Security Holders.
     On February 19, 2007, the Board of Directors of Peerless Mfg. Co. (the “Company”) approved Amendment No. 2, dated as of February 20, 2007 (the “Amendment”), to the Rights Agreement, dated May 22, 1997, as amended (the “Rights Agreement”) between the Company and Mellon Investor Services, LLC (formerly ChaseMellon Shareholder Services, L.L.C.), as rights agent. The Amendment provides, among other things, that the Rights Agreement will not be triggered by any person or entity who is an Institutional Investor, as defined in the Amendment.
     The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, a copy of which is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

4(a)	Amendment No. 2 to Rights Agreement dated February 20, 2007 between Peerless Mfg. Co. and Mellon Investor Services, LLC, as Rights Agent (filed as Exhibit 4(c) to our Registration Statement on Form 8-A/A, dated February 21, 2007, and incorporated herein by reference)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEERLESS MFG. CO.
By:	/s/ Henry G. Schopfer, III
Henry G. Schopfer, III,
Chief Financial Officer

Date: February 21, 2007